Revenue	12 Months Ended
Sep. 30, 2025
Revenue from Contract with Customer [Abstract]
Revenue

Note 4 — Revenue

Contract Balances

The following table provides information about Accounts receivable, both billed and unbilled and deferred revenue:

	As of
	September 30, 2025	September 30, 2024
Accounts receivable — billed (net of allowance for credit losses of $26,169 and $32,638 as of September 30, 2025 and 2024, respectively)	$589,781	$665,740
Accounts receivable — unbilled (current)	345,970	362,617
Accounts receivable — unbilled (non-current)	104,200	75,050
Total Accounts receivable — unbilled	450,170	437,667
Deferred revenue (current)	(118,861)	(115,247)
Deferred revenue (non-current)	(9,889)	(836)
Total Deferred revenue	$(128,750)	$(116,083)

Revenue recognized during the year ended September 30, 2025, which was included in deferred revenue (current) as of September 30, 2024 was $99,957. Revenue recognized during the year ended September 30, 2024, which was included in deferred revenue (current) as of September 30, 2023 was $157,681.

Remaining Performance Obligations from Contracts with Customer

As of September 30, 2025, the aggregate amount of the transaction price allocated to remaining performance obligations that are unsatisfied or partially unsatisfied was approximately $6.4 billion. Remaining performance obligations typically include the remaining non-cancelable, committed and fixed portion of contracts for their entire duration and therefore it is not comparable to what the Company considers to be the next 12 months backlog. Given the profile of contract terms, the majority of this amount is expected to be recognized as revenue over the next three years.

Disaggregation of Revenue

The Company considers information that is regularly reviewed by its Chief Operating Decision Maker ("CODM") in evaluating financial performance to disaggregate revenue. Please see Note 22 — Segment Information and Sales to Significant Customers.